EXHIBIT 99.1

 Sun Healthcare Group, Inc.
Announces Third-Quarter 2005 Earnings;
Reports Net Income of $7.3 Million and
Stockholder Approval of Peak Acquisition

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

     Irvine, Calif. (Oct. 31, 2005) - Sun Healthcare Group, Inc. (NASDAQ: SUNH) today announced results for the third quarter ended Sept. 30, 2005.

Earnings
     For the quarter ended Sept. 30, 2005, Sun reported total net revenues of $216.3 million and net income of $7.3 million (net income of $0.48 per fully-diluted share), which included income of $8.3 million on discontinued operations. For the comparable quarter ended Sept. 30, 2004, total net revenues were $200.9 million with a net loss of $11.1 million (a net loss of $0.72 per fully-diluted share), which included a $7.8 million loss on discontinued operations. Net revenues for the quarter ended Sept. 30, 2005, increased $15.4 million, or 7.7 percent, as compared to net revenues for the quarter ended Sept. 30, 2004.

     For the quarter ended Sept. 30, 2005, Sun reported a loss from continuing operations of $0.9 million (a loss of $0.06 per fully-diluted share), as compared to a loss from continuing operations of $3.2 million (a loss of $0.21 per fully-diluted share), for the same period in 2004. The 2005 third quarter EBITDAR from continuing operations was $14.4 million as compared to $13.5 million from continuing operations for the same period in 2004, an improvement of $0.9 million, or 6.7 percent. EBITDA from continuing operations for the third quarter of 2005 was $4.5 million as compared to $3.9 million for the same period in 2004, an improvement of $0.6 million, or 15.4 percent.

     "The current growth reflects well on the execution of the Company's initiatives while at the same time preparing for the close of the acquisition of Peak Medical Corporation, the Company's first meaningful acquisition since its reorganization," said Richard K. Matros, Sun's chairman and chief executive officer. "The Company has established a strong platform for continued growth," Matros continued.

     For the nine months ended Sept. 30, 2005, Sun reported total net revenues of $636.2 million and net income of $13.1 million (net income of $0.85 per fully-diluted share), which included income of $13.8 million on discontinued operations, compared with total net revenues of $608.7 million and a net loss of $14.2 million (a net loss of $1.00 per fully-diluted share), for the nine months ended Sept. 30, 2004, which included a loss of $18.6 million on discontinued operations. Net revenues for the nine months ended Sept. 30, 2005, increased $27.5 million or 4.5 percent as compared to the nine months ended Sept. 30, 2004.

     For the nine months ended Sept. 30, 2005, Sun reported a loss from continuing operations of $0.7 million (a loss of $0.05 per fully-diluted share),  as compared to income from continuing operations of $4.4 million (income of $0.31 per fully-diluted share), for the same period in 2004. EBITDAR from continuing operations for the nine months ended Sept. 30, 2005, decreased $3.5 million, or 7.2 percent, to $44.8 million from $48.3 million for the same period in 2004, and EBITDA from continuing operations for the nine months ended Sept. 30, 2005, decreased $3.4 million, or 18.2 percent, to $15.3 million from $18.7 million for the same period in 2004. The 2004 net income, EBITDAR and EBITDA from continuing operations included the forgiveness of $3.7 million of debt related to the refinancing of six inpatient facility mortgages, $0.5 million of restructuring-related vendor discounts, and other items discussed in previous quarters such as general and professional, workers' compensation and health insurances.

 Inpatient Business
     Net revenues from inpatient services operations, which comprised 71.0 percent of Sun's third quarter total net revenue, increased 5.4 percent to $153.5 million for the third quarter of 2005 from $145.7 million for the same period in 2004. The revenue gain was primarily attributable to: (i) an 80 basis point improvement, or $3.4 million improvement, in Medicare patient mix, to 13.3 percent from 12.5 percent of total occupancy; (ii) a $3.6 million increase in Medicaid revenues due to higher rates, including $1.2 million for increased California Medicaid rates; and (iii) an increase of $1.0 million in commercial and private insurance rates. Net segment income increased $4.3 million, or 107.5 percent, to $8.3 million for the quarter from $4.0 million for the comparable quarter in the prior year. Net segment EBITDAR increased $3.7 million, or 21.8 percent, to $20.7 million for the quarter ended Sept. 30, 2005, from $17.0 million for the same period in 2004, and net segment EBITDA increased $3.4 million, or 41.5 percent, to $11.6 million for the quarter ended Sept. 30, 2005, from $8.2 million for the same period in 2004.

Ancillary Business
     Net revenues from Sun's ancillary business operations, which included SunDance Rehabilitation Corporation, CareerStaff Unlimited, Inc., and SunPlus Home Health Services, Inc., net of affiliated revenues, increased $7.6 million, or 13.8 percent, to $62.8 million for the quarter ended Sept. 30, 2005, from $55.2 million for the same period in 2004. Net segment income decreased $0.4 million, or 10.8 percent, to $3.3 million for the quarter from $3.7 million for the comparable quarter in the prior year. Net segment EBITDAR for the ancillary operations for the quarter ended Sept. 30, 2005, decreased $0.2 million, or 4.2 percent, over the same period in 2004, to $4.6 million from $4.8 million, and net segment EBITDA decreased $0.2 million, or 5.0 percent, to $3.8 million for the quarter ended Sept. 30, 2005, from $4.0 million for the same period in 2004.

     "Our staffing segment, CareerStaff, continues to excel with 38.8 percent revenue growth and 101.1 percent EBITDA growth. Revenues of SunDance, our rehabilitation therapy services operations, continue to improve, growing almost 10 percent year over year," Mr. Matros reported. "SunPlus, our home care and home health services operations, replaced senior management during the quarter and, as a result, we expect to see organic growth as we move into 2006."

Acquisition of Peak Medical Corporation
     Sun announced that its stockholders approved the acquisition of Peak Medical Corporation at the special meeting of stockholders held on October 31, 2005. "The closing of the transaction will occur after we have received all necessary state regulatory approvals and other closing conditions have been met," said Matros.

Conference Call
     Sun's senior management will hold a conference call to discuss the Company's third-quarter operating results on Tuesday, Nov. 1, at 1 p.m. EST / 10 a.m. PST. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. EST on Nov. 1 until midnight EST on Nov. 8 by calling (800) 642-1687 and using access code 1186053.

About Sun Healthcare Group, Inc.
     Sun Healthcare Group, Inc., with executive offices located in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care facilities in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, medical staffing through CareerStaff Unlimited, Inc., and home care through SunPlus Home Health Services, Inc.

# # #

         Statements made in this release that are not historical facts, including our estimates regarding financial performance in 2005, are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; our ability to generate cash flow sufficient to operate our business; our ability to integrate the operations of Peak Medical Corporation when that acquisition is completed; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun's web site, www.sunh.com.
         The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
        Any documents filed by Sun with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun's investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW, Albuquerque, NM 87109. You may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC's web site for further information on its public reference room.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,2005	December 31, 2004
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$ 13,613	$ 22,596
Restricted cash	23,542	26,649
Accounts receivable, net	98,445	95,829
Other current assets	13,354	14,098

Total current assets	148,954	159,172

Property and equipment, net	110,442	105,852
Restricted cash, non-current	35,758	34,111
Other assets, net	25,106	16,780

Total assets	$ 320,260	$ 315,915
	=============	=============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$ 35,133	$ 36,163
Accrued compensation and benefits	33,187	38,243
Accrued self-insurance obligations, current portion	34,977	40,236
Other accrued liabilities	52,326	57,649
Current portion of long-term debt	20,748	17,476

Total current liabilities	176,371	189,767

Accrued self-insurance obligations, net of current portion	121,909	130,686
Long-term debt, net of current portion	105,001	89,706
Other long-term liabilities	26,488	29,136

Total liabilities	429,769	439,295

Stockholders' deficit	(109,509)	(123,380)
Total liabilities and stockholders' deficit	$ 320,260	$ 315,915
	=============	=============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
 STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Three Months Ended September 30, 2005	For the Three Months Ended September 30, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 216,267	$ 200,897
Costs and expenses:
Operating salaries and benefits	131,942	120,199
Self-insurance for workers' compensation and general and professional liability insurance	9,805	11,046
Other operating costs	42,254	41,225
Facility rent expense	9,918	9,682
General and administrative expenses	17,126	13,306
Depreciation	1,127	1,820
Amortization	1,319	1,034
Provision for losses on accounts receivable	728	1,572
Interest, net	2,930	2,397
Restructuring costs, net	3	327
Loss on sale of assets, net	10	1,537
Total costs and expenses	217,162	204,145

Loss before income taxes and discontinued operations	(895)	(3,248)
Income tax expense	42	-
Loss from continuing operations	(937)	(3,248)

Discontinued operations:
Loss from discontinued operations, net	(315)	(4,163)
Gain (loss) on disposal of discontinued operations, net	8,586	(3,680)
Income (loss) on discontinued operations, net	8,271	(7,843)

Net income (loss)	$ 7,334	$ (11,091)
	==============	=============
Basic and diluted income per common and common equivalent share:
Loss from continuing operations	$ (0.06)	$ (0.21)
Income (loss) on discontinued operations, net	0.54	(0.51)
Net income (loss)	$ 0.48	$ (0.72)
	==============	=============

Weighted average number of common and common equivalent shares outstanding:
Basic and diluted	15,365	15,275

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Nine Months Ended September 30, 2005	For the Nine Months Ended September 30, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 636,165	$ 608,657
Costs and expenses:
Operating salaries and benefits	383,220	359,842
Self-insurance for workers' compensation and general and professional liability insurance	26,991	30,691
Other operating costs	127,295	123,909
Facility rent expense	29,468	29,620
General and administrative expenses	51,668	44,748
Depreciation	3,272	3,105
Amortization	3,591	3,178
Provision for losses on accounts receivable	1,780	4,860
Interest, net	8,638	6,354
Loss on asset impairment	361	-
Restructuring costs, net	111	1,616
Loss on sale of assets, net	877	1,162
Loss (gain) on extinguishment of debt, net	408	(3,734)
Total costs and expenses	637,680	605,351

(Loss) income before income taxes and discontinued
operations	(1,515)	3,306
Income tax benefit	(774)	(1,122)
(Loss) income from continuing operations	(741)	4,428

Discontinued operations:
Income (loss) from discontinued operations, net	4,242	(16,226)
Gain (loss) on disposal of discontinued operations, net	9,594	(2,418)
Income (loss) on discontinued operations, net	13,836	(18,644)

Net income (loss)	$ 13,095	$ (14,216)
	==============	==============
Basic and diluted income (loss) per common and common equivalent share:
(Loss) income from continuing operations	$ (0.05)	$ 0.31
Income (loss) on discontinued operations, net	0.90	(1.31)
Net income (loss)	$ 0.85	$ (1.00)
	==============	==============

Weighted average number of common and common equivalent shares outstanding:
Basic	15,343	14,181
Diluted	15,343	14,261

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the Three Months Ended September 30, 2005	For the Three Months Ended September 30, 2004
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income (loss)	$ 7,334	$ (11,091)
Adjustments to reconcile net income (loss) to net cash provided by operating activities, including discontinued operations:
Depreciation	1,138	1,926
Amortization	1,324	1,064
Amortization of favorable and unfavorable lease intangibles	(379)	(546)
Provision for losses on accounts receivable	756	4,376
Gain (loss) on sale of assets, net	(8,586)	3,680
Loss on disposal of discontinued operations, net	10	1,537
Restricted stock compensation	431	325
Other, net	14	118
Changes in operating assets and liabilities	983	7,212
Net cash provided by operating activities	3,025	8,601

Cash flows from investing activities:
Capital expenditures, net	(4,082)	(3,383)
Proceeds from sale of assets held for sale	7,692	1,357
Acquisitions, net	(4,200)	-
Repayment of long-term notes receivable	-	91
Net cash used for investing activities	(590)	(1,935)

Cash flows from financing activities:
Net payments under Revolving Loan Agreement	(12,536)	-
Long-term debt borrowings	11,000	-
Long-term debt repayments	(1,712)	(896)
Distribution of partnership equity	(25)	-
Net cash used for financing activities	(3,273)	(896)

Net (decrease) increase in cash and cash equivalents	(838)	5,770
Cash and cash equivalents at beginning of period	14,451	23,176
Cash and cash equivalents at end of period	$ 13,613	$ 28,946
	=============	============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the Nine Months Ended September 30, 2005	For the Nine Months Ended September 30, 2004
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income (loss)	$ 13,095	$ (14,216)
Adjustments to reconcile net income (loss) to net cash used for operating activities, including discontinued operations:
Loss (gain) on extinguishment of debt, net	408	(3,734)
Depreciation	3,304	3,383
Amortization	3,606	3,251
Amortization of favorable and unfavorable lease intangibles	(1,335)	(2,770)
Provision for losses on accounts receivable	2,424	10,324
Gain (loss) on sale of assets, net	(9,594)	2,418
Loss on disposal of discontinued operations, net	877	1,162
Loss on asset impairment	361	-
Restricted stock compensation	983	891
Other, net	99	1,253
Changes in operating assets and liabilities	(29,101)	(24,605)
Net cash used for operating activities before
reorganization costs	(14,873)	(22,643)
Net cash paid for reorganization costs	-	(499)
Net cash used for operating activities	(14,873)	(23,142)

Cash flows from investing activities:
Capital expenditures, net	(11,799)	(8,305)
Proceeds from sale of assets held for sale	9,405	1,357
Acquisitions, net	(5,405)	-
Repayment of long-term notes receivable	237	147
Net cash used for investing activities	(7,562)	(6,801)

Cash flows from financing activities:
Net payments under Senior Loan Agreement	20,815	(13,091)
Long-term debt borrowings	11,000	-
Long-term debt repayments	(18,036)	(5,860)
Distribution of partnership equity	(327)	-
Net proceeds from issuance of common stock	-	52,266
Net cash provided by financing activities	13,452	33,315

Net (decrease) increase in cash and cash equivalents	(8,983)	3,372
Cash and cash equivalents at beginning of period	22,596	25,574
Cash and cash equivalents at end of period	$ 13,613	$ 28,946
	=============	=============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) AND EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2005	September 30, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 216,267	$ 200,897

Net income (loss)	$ 7,334	$ (11,091)

Loss from continuing operations	(937)	(3,248)

Income tax expense	42	-

Restructuring costs, net	3	327

Loss on sale of assets, net	10	1,537

Net segment loss	$ (882)	$ (1,384)

Interest, net	2,930	2,397

Depreciation and amortization	2,446	2,854

EBITDA	$ 4,494	$ 3,867

Facility rent expense	9,918	9,682

EBITDAR	$ 14,412	$ 13,549

General and administrative expenses	17,126	13,306

EBITDAM	$ 21,620	$ 17,173
EBITDARM	$ 31,538	$ 26,855

 EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax benefit, restructuring costs, net, loss on sale of assets, net, income (loss) on discontinued operations, and loss on asset impairment. EBITDAM is defined as EBITDA before general and administrative expenses. EBITDAR is defined as EBITDA before facility rent expense. EBITDARM is defined as EBITDAR before general and administrative expenses. EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) AND EBITDAR(M)
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2005	September 30, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 636,165	$ 608,657

Net income (loss)	$ 13,095	$ (14,216)

(Loss) income from continuing operations	(741)	4,428

Income tax (benefit)	(774)	(1,122)

Loss on asset impairment	361	-

Restructuring costs, net	111	1,616

Loss on sale of assets, net	877	1,162

Net segment (loss) income	$ (166)	$ 6,084

Interest, net	8,638	6,354

Depreciation and amortization	6,863	6,283

EBITDA	$ 15,335	$ 18,721

Facility rent expense	29,468	29,620

EBITDAR	$ 44,803	$ 48,341

General and administrative expenses	51,668	44,748

EBITDAM	$ 67,003	$ 63,469
EBITDARM	$ 96,471	$ 93,089

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended September 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$ 153,496	$ 25,365	$ 18,374	$ 15,623	$ 3,398	$ 11	$ -	$ 216,267

Affiliated revenue	(1)	9,355	154	-	41	-	(9,549)	-

Total revenue	153,495	34,720	18,528	15,623	3,439	11	(9,549)	216,267

Net segment income (loss)	$ 8,251	$ 1,323	$ 1,507	$ 788	$ (332)	$ (12,419)	$ -	$ (882)

Interest, net	1,634	(5)	7	3	-	1,291	-	2,930

Depreciation and amortization	1,726	60	113	240	76	231	-	2,446

EBITDA	$ 11,611	$ 1,378	$ 1,627	$ 1,031	$ (256)	$ (10,897)	$ -	$ 4,494

Facility rent expense	9,076	132	161	473	76	-	-	9,918

EBITDAR	$ 20,687	$ 1,510	$ 1,788	$ 1,504	$ (180)	$ (10,897)	-	$ 14,412

General and administrative expenses	3,350	1,910	616	356	69	10,825	-	17,126

EBITDAM	$ 14,961	$ 3,288	$ 2,243	$ 1,387	$ (187)	$ (72)	$ -	$ 21,620
EBITDARM	$ 24,037	$ 3,420	$ 2,404	$ 1,860	$ (111)	$ (72)	$ -	$ 31,538

EBITDA margin	7.6%	4.0%	8.8%	6.6%	-7.4%			2.1%

EBITDAM margin	9.7%	9.5%	12.1%	8.9%	-5.4%			10.0%

EBITDAR margin	13.5%	4.3%	9.7%	9.6%	-5.2%			6.7%

EBITDARM margin	15.7%	9.9%	13.0%	11.9%	-3.2%			14.6%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended September 30, 2004
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$ 145,655	$ 23,279	$ 13,240	$ 14,887	$ 3,834	$ 2	$ -	$ 200,897

Affiliated revenue	(150)	8,270	675	-	44	-	(8,839)	-

Total revenue	145,505	31,549	13,915	14,887	3,878	2	(8,839)	200,897

Net segment income (loss)	$ 3,977	$ 1,605	$ 764	$ 1,597	$ (287)	$ (9,040)	$ -	$ (1,384)

Interest, net	1,756	21	-	2	-	618	-	2,397

Depreciation and amortization	2,419	41	45	141	60	148	-	2,854

EBITDA	$ 8,152	$ 1,667	$ 809	$ 1,740	$ (227)	$ (8,274)	$ -	$ 3,867

Facility rent expense	8,836	119	188	465	74	-	-	9,682

EBITDAR	$ 16,988	$ 1,786	$ 997	$ 2,205	$ (153)	$ (8,274)	-	$ 13,549

General and administrative expenses	3,017	964	828	220	78	8,199	-	13,306

EBITDAM	$ 11,169	$ 2,631	$ 1,637	$ 1,960	$ (149)	$ (75)	$ -	$ 17,173
EBITDARM	$ 20,005	$ 2,750	$ 1,825	$ 2,425	$ (75)	$ (75)	$ -	$ 26,855

EBITDA margin	5.6%	5.3%	5.8%	11.7%	-5.9%			1.9%

EBITDAM margin	7.7%	8.3%	11.8%	13.2%	-3.8%			8.5%

EBITDAR margin	11.7%	5.7%	7.2%	14.8%	-3.9%			6.7%

EBITDARM margin	13.7%	8.7%	13.1%	16.3%	-1.9%			13.4%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$ 454,479	$ 75,358	$ 50,010	$ 45,509	$ 10,791	$ 18	$ -	$ 636,165

Affiliated revenue	-	27,490	516	-	130	-	(28,136)	-

Total revenue	454,479	102,848	50,526	45,509	10,921	18	(28,136)	636,165

Net segment income (loss)	$ 26,634	$ 5,448	$ 3,957	$ 2,200	$ (459)	$ (37,946)	$ -	$ (166)

Interest, net	5,115	(14)	9	8	-	3,520	-	8,638

Depreciation and amortization	4,799	188	230	670	296	680	-	6,863

EBITDA	$ 36,548	$ 5,622	$ 4,196	$ 2,878	$ (163)	$ (33,746)	$ -	$ 15,335

Facility rent expense	26,985	387	502	1,367	227	-	-	29,468

EBITDAR	$ 63,533	$ 6,009	$ 4,698	$ 4,245	$ 64	$ (33,746)	-	$ 44,803

General and administrative expenses	9,818	5,607	1,694	936	99	33,514	-	51,668

EBITDAM	$ 46,366	$ 11,229	$ 5,890	$ 3,814	$ (64)	$ (232)	$ -	$ 67,003
EBITDARM	$ 73,351	$ 11,616	$ 6,392	$ 5,181	$ 163	$ (232)	$ -	$ 96,471

EBITDA margin	8.0%	5.5%	8.3%	6.3%	-1.5%			2.4%

EBITDAM margin	10.2%	10.9%	11.7%	8.4%	-0.6%			10.5%

EBITDAR margin	14.0%	5.8%	9.3%	9.3%	0.6%			7.0%

EBITDARM margin	16.1%	11.3%	12.7%	11.4%	1.5%			15.2%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2004
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$ 436,698	$ 76,937	$ 40,643	$ 42,462	$ 11,871	$ 46	$ -	$ 608,657

Affiliated revenue	(450)	24,887	1,763	-	142	-	(26,342)	-

Total revenue	436,248	101,824	42,406	42,462	12,013	46	(26,342)	608,657

Net segment income (loss)	$ 25,497	$ 8,489	$ 2,194	$ 3,007	$ 444	$ (33,547)	$ -	$ 6,084

Interest, net	3,417	16	2	33	-	2,886	-	6,354

Depreciation and amortization	4,873	206	137	443	185	439	-	6,283

EBITDA	$ 33,787	$ 8,711	$ 2,333	$ 3,483	$ 629	$ (30,222)	$ -	$ 18,721

Facility rent expense	26,999	427	604	1,365	216	9	-	29,620

EBITDAR	$ 60,786	$ 9,138	$ 2,937	$ 4,848	$ 845	$ (30,213)	-	$ 48,341

General and administrative expenses	8,726	2,618	2,428	684	240	30,052	-	44,748

EBITDAM	$ 42,513	$ 11,329	$ 4,761	$ 4,167	$ 869	$ (170)	$ -	$ 63,469
EBITDARM	$ 69,512	$ 11,756	$ 5,365	$ 5,532	$ 1,085	$ (161)	$ -	$ 93,089

EBITDA margin	7.7%	8.6%	5.5%	8.2%	5.2%			3.1%

EBITDAM margin	9.7%	11.1%	11.2%	9.8%	7.2%			10.4%

EBITDAR margin	13.9%	9.0%	6.9%	11.4%	7.0%			7.9%

EBITDARM margin	15.9%	11.5%	12.7%	13.0%	9.0%			15.3%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended September 30, 2005
(unaudited)

	Inpatient Services- Retained	Inpatient Services- Overhead	Americare	Inpatient Services- Planned Divested	Inpatient Services Before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 151,482	$ -	$ 670	$ 1,343	$ 153,495	$ -	$ 153,495

Net segment income (loss)	$ 11,896	$ (3,350)	$ 172	$ 214	$ 8,932	$ (681)	$ 8,251

Interest, net	634	-	-	(2)	632	1,002	1,634

Depreciation and amortization	1,390	-	14	11	1,415	311	1,726

EBITDA	$ 13,920	$ (3,350)	$ 186	$ 223	$ 10,979	$ 632	$ 11,611

Facility rent expense	9,947	-	9	9	9,965	(889)	9,076

EBITDAR	$ 23,867	$ (3,350)	$ 195	$ 232	$ 20,944	$ (257)	$ 20,687
	============	============	=============	============	=============	============	============

EBITDA margin	9.2%		27.8%	16.6%	7.2%		7.6%

EBITDAR margin	15.8%		29.1%	17.3%	13.6%		13.5%

(1)

Clipper represents our interest of less than eight percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board's revised Interpretation No. 46, Consolidation of Variable Interest Entities.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended September 30, 2004
(unaudited)

	Inpatient Services- Retained	Inpatient Services- Overhead	Americare	Inpatient Services- Planned Divested	Inpatient Services Before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 143,578	$ 1	$ 522	$ 1,369	$ 145,470	$ 35	$ 145,505

Net segment income (loss)	$ 7,404	$ (3,017)	$ 157	$ (70)	$ 4,474	$ (497)	$ 3,977

Interest, net	801	-	-	(7)	794	962	1,756

Depreciation and amortization	2,094	-	10	11	2,115	304	2,419

EBITDA	$ 10,299	$ (3,017)	$ 167	$ (66)	$ 7,383	$ 769	$ 8,152

Facility rent expense	9,763	-	14	31	9,808	(972)	8,836

EBITDAR	$ 20,062	$ (3,017)	$ 181	$ (35)	$ 17,191	$ (203)	$ 16,988
	============	=============	==============	=============	=============	============	============

EBITDA margin	7.2%		32.0%	-4.8%	5.1%		5.6%

EBITDAR margin	14.0%		34.7%	-2.6%	11.8%		11.7%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Nine Months Ended September 30, 2005
(unaudited)

	Inpatient Services- Retained	Inpatient Services- Overhead	Americare	Inpatient Services- Planned Divested	Inpatient Services Before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 448,672	$ -	$ 1,844	$ 3,963	$ 454,479	$ -	$ 454,479

Net segment income (loss)	$ 37,587	$ (9,818)	$ 437	$ 300	$ 28,506	$ (1,872)	$ 26,634

Interest, net	2,073	-	-	(9)	2,064	3,051	5,115

Depreciation and amortization	3,777	-	40	33	3,850	949	4,799

EBITDA	$ 43,437	$ (9,818)	$ 477	$ 324	$ 34,420	$ 2,128	$ 36,548

Facility rent expense	29,526	-	28	68	29,622	(2,637)	26,985

EBITDAR	$ 72,963	$ (9,818)	$ 505	$ 392	$ 64,042	$ (509)	$ 63,533
	============	============	=============	============	============	===========	============

EBITDA margin	9.7%		25.9%	8.2%	7.6%		8.0%

EBITDAR margin	16.3%		27.4%	9.9%	14.1%		14.0%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Nine Months Ended September 30, 2004
(unaudited)

	Inpatient Services- Retained	Inpatient Services- Overhead	Americare	Inpatient Services- Planned Divested	Inpatient Services Before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 430,256	$ 1	$ 1,940	$ 4,016	$ 436,213	$ 35	$ 436,248

Net segment income (loss)	$ 33,892	$ (8,726)	$ 446	$ 382	$ 25,994	$ (497)	$ 25,497

Interest, net	2,493	-	-	(38)	2,455	962	3,417

Depreciation and amortization	4,505	-	31	33	4,569	304	4,873

EBITDA	$ 40,890	$ (8,726)	$ 477	$ 377	$ 33,018	$ 769	$ 33,787

Facility rent expense	27,824	-	57	90	27,971	(972)	26,999

EBITDAR	$ 68,714	$ (8,726)	$ 534	$ 467	$ 60,989	$ (203)	$ 60,786
	============	=============	==============	=============	=============	=============	=============

EBITDA margin	9.5%		24.6%	9.4%	7.6%		7.7%

EBITDAR margin	16.0%		27.5%	11.6%	14.0%		13.9%

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2005	2004	2005	2004
Number of licensed beds:
SNF	10,359	10,634	10,359	10,634
Hospitals	192	192	192	192

Number of facilities:
SNF	99	103	99	103
Hospitals	3	3	3	3

Occupancy %:
SNF	90.9%	91.5%	90.7%	91.3%
Hospitals	54.9%	53.6%	59.2%	54.2%
Inpatient Services	90.2%	90.8%	90.1%	90.6%

Payor Mix % based on patient days - SNF:
Medicare	12.6%	11.8%	13.1%	12.3%
Medicaid	64.1%	64.4%	63.5%	64.3%
Private and other	21.0%	21.4%	20.9%	20.9%
Commercial insurance and veterans	2.3%	2.4%	2.5%	2.5%

Payor Mix % based on patient days - Hospitals:
Medicare	70.4%	75.9%	71.1%	73.4%
Medicaid	10.1%	5.8%	9.5%	7.3%
Private and other	0.0%	0.6%	0.2%	0.3%
Commercial insurance and veterans	19.5%	17.7%	19.2%	19.0%

Payor Mix % based on patient days - Inpatient Services:
Medicare	13.3%	12.5%	13.8%	13.0%
Medicaid	63.5%	63.8%	62.9%	63.7%
Private and other	20.7%	21.1%	20.6%	20.7%
Commercial insurance and veterans	2.5%	2.6%	2.7%	2.6%

Revenue Mix % of revenues - SNF:
Medicare	26.3%	25.1%	27.1%	25.8%
Medicaid	51.8%	52.4%	50.6%	51.8%
Private and other	18.5%	19.2%	18.8%	19.0%
Commercial insurance and veterans	3.4%	3.3%	3.5%	3.4%

Revenue Mix % of revenues - Hospitals:
Medicare	72.9%	78.6%	74.3%	76.1%
Medicaid	8.4%	5.0%	8.0%	6.3%
Private and other	0.6%	1.1%	0.8%	0.7%
Commercial insurance and veterans	18.1%	15.3%	16.9%	16.9%

Revenue Mix % of revenues - Inpatient Services:
Medicare	29.8%	29.1%	30.8%	29.7%
Medicaid	48.6%	48.9%	47.3%	48.4%
Private and other	17.3%	17.9%	17.4%	17.5%
Commercial insurance and veterans	4.3%	4.1%	4.5%	4.4%

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2005	2004	2005	2004
Revenues PPD - SNF:
Medicare (Part A)	$ 321.41	$ 313.30	$ 322.19	$ 312.72
Medicaid	$ 139.43	$ 131.78	$ 136.88	$ 131.95
Private and other	$ 147.23	$ 140.65	$ 147.88	$ 141.49
Commercial insurance and veterans	$ 457.42	$ 436.61	$ 449.48	$ 452.36

Revenues PPD - Hospitals:
Medicare (Part A)	$ 1,051.86	$ 1,073.20	$ 1,052.53	$ 1,039.28
Medicaid	$ 827.67	$ 819.80	$ 818.40	$ 820.20
Private and other	$ -	$ 756.96	$ 1,593.69	$ 898.59
Commercial insurance and veterans	$ 985.44	$ 922.80	$ 923.40	$ 941.73

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$ 45,680	$ 42,295	$ 139,827	$ 129,360
Medicaid	74,652	71,085	215,053	211,252
Private and other	33,164	32,275	99,599	96,086
Subtotal	153,496	145,655	454,479	436,698

Rehabilitation Therapy Services	25,365	23,279	75,358	76,937
Medical Staffing Services	18,374	13,240	50,010	40,643
Home Health Services	15,623	14,887	45,509	42,462
Laboratory and Radiology Services	3,398	3,834	10,791	11,871
Subtotal	62,760	55,240	181,668	171,913

Other - non-core businesses	11	2	18	46
Total	$ 216,267	$ 200,897	$ 636,165	$ 608,657
	=========	========	=========	========

Rehab contracts:
Affiliated - continuing	92	90	92	90
Non-affiliated	319	311	319	311

DSO (Days Sales Outstanding):
Inpatient Services - SNF	29	29	29	29
Inpatient Services - Hospitals	58	70	58	70
Rehabilitation Therapy Services	98	119	98	119
Medical Staffing Services	68	65	68	65
Home Health Services	59	61	59	61
Laboratory and Radiology Services	74	74	74	74